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                                                           EXHIBIT (99C)

                               SNAKE EYES GOLF CLUBS, INC.
                       AMENDED AND RESTATED 1995 STOCK OPTION PLAN

     1.   PURPOSE.

     This Amended and Restated Snake Eyes Golf Clubs, Inc. 1995 Stock Option Plan (the "Plan") is intended to provide incentives to the directors, officers, consultants and employees of SNAKE EYES GOLF CLUBS, INC. (the "Company") (formerly known as GOLF-TECHNOLOGY HOLDING, INC.) and its subsidiaries by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Non-Qualified Option" or "Non-Qualified Options"). Non-Qualified Options are referred to hereafter individually as an "Option".

     2.   DEFINITIONS.

     As used in the Plan, the following definitions apply to the terms indicated below:

          (A)  BOARD

          "Board" shall mean the Board of Directors of the Company.

          (B)  EXCHANGE ACT

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (C)  PARTICIPANT

          "Participant" shall mean an employee, officer, director or outside director of the Company or any subsidiary of the Company or a consultant to the Company or any subsidiary of the Company selected to participate in the Plan and to whom an Option is granted pursuant to the Plan, and, upon his or her death, that person's successors, heirs, executors, and administrators, as the case may be.

          (D)  RELATED COMPANY

          "Related Company" shall mean a subsidiary or parent of the Company.

          (E)  SECURITIES ACT

          "Securities Act" shall mean the Securities Act of 1933, as amended.

     3.   ADMINISTRATION OF THE PLAN.

          (A)  BOARD OR COMMITTEE ADMINISTRATION.

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          The Plan shall be administered by the Board.  The Board may appoint an
Option Committee (the "Committee") of two or more of its members to administer this Plan, PROVIDED, HOWEVER, the Committee shall not take any action under the Plan unless it is at all times composed solely of not less than two
"Non-Employee Directors" within the meaning of Rule 16b-3, as promulgated under the Exchange Act. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if the Committee is not composed of two Non-Employee Directors when the Company is subject to the Securities Act, or, if the Committee is unable to act or no Committee has been appointed and the Board shall take any and all actions required or permitted to be taken by the Committee under the Plan and shall serve as the Committee.

     Subject to ratification of the grant or authorization of each Option by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to:

               (i) designate the employees, officers, directors or outside directors of the Company or any subsidiary or consultants to the Company or any subsidiary to whom Options may be granted and the amount of such Options;

               (ii) determine the time or times at which Options may be granted;

               (iii) determine the price of shares subject to each Option, which price shall not be less than the minimum prices specified in Paragraph 6;

               (iv) determine, subject to Paragraphs 7 and 8, the time or times when each Option shall become exercisable and the duration of the exercise period;

               (v) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, and the nature of such restrictions, if any;

               (vi) in its absolute discretion and without amendment to the Plan, (i) accelerate the date on which any Option granted under the Plan becomes exercisable or (ii) otherwise adjust any of the terms of any Option (except that no such adjustment shall, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Option);

               (vii) grant, in its absolute discretion and without amendment to the Plan, Options on the condition that such Participants surrender to the Committee for cancellation such other Options (including without limitation, Options with higher exercise prices and values) as the Committee specifies. Notwithstanding Paragraph 4 herein, prior to the surrender of such other Options, Options granted pursuant to the preceding sentence of this Paragraph 3(a) shall not count against the limit set forth in such Paragraph 4; and

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               (viii) interpret and construe any provision of the Plan and prescribe and rescind rules and regulations for administering the Plan as it may deem necessary or appropriate.

The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final and binding on all parties.

          (B)  COMMITTEE ACTIONS.

          The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company (and any affiliate that may adopt the Plan), jointly and severally, shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company (or affiliate) to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination unless such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company and its affiliates, as the case may be.

          (C)  GRANT OF OPTIONS TO DIRECTORS.

          All grants of Options to directors shall in all respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Directors who are either (i) eligible for Options pursuant to the Plan or (ii) have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such director shall act upon the granting to himself of Options, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Options

     4.   STOCK.

     The stock subject to Options shall be authorized but unissued shares of Common Stock of the Company, par value $.001 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number or shares which may be issued pursuant to the Plan is seven hundred fifty thousand (750,000). The aggregate number or shares which may be issued pursuant to this Plan may be adjusted as provided in Paragraph 11. If any Option granted under the Plan shall expire or terminate for any reason without having been

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exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such Options shall again be available for grants of Options under the Plan.

     5.   GRANTING OF OPTIONS.

     Options may be granted under the Plan at any time at or after May 15, 1995 and prior to May 15, 2005. The date of grant of an Option under the Plan will be the date specified by the Committee at the time it grants the Option; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.

          (A)  PRICE.

          The exercise price per share as specified in the grant agreement relating to each Option granted under the Plan shall be determined by the Committee, PROVIDED, HOWEVER, that the exercise price per share of each Option granted under the Plan may be less than or equal to the fair market value on the date of such grant but not less than fifty (50%) percent of fair market value on the date of such grant.



          (B)  DETERMINATION OR FAIR MARKET VALUE.

          If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the closing selling price per share on that date of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the closing selling price per share on that date of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price per share last quoted on that date by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List.
However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

          (C)  OPTION DURATION.

          Subject to earlier termination as provided in Paragraphs 7 and 8, each Option shall expire on the date specified by the Committee which shall be no later than ten years from the date of grant.

     6.   EXERCISE OF OPTION.

          Subject to the provisions of Paragraphs 7 and 8, each Option granted under the Plan shall be exercisable as follows:

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          (A)  VESTING.

          The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

          (B)  FULL VESTING OR INSTALLMENTS.

          Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

          (C)  PARTIAL EXERCISE.

          Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.
          (D)  ACCELERATION OF VESTING.

          The Committee shall have the right to accelerate the date of exercise of any installment of any Option.

     7.   TERMINATION OF EMPLOYMENT.

     If a Participant ceases to be employed by or provide services to the Company or its subsidiaries other than by reason of death or disability as defined in Paragraph 6, no further installments of his Option shall become exercisable, and his Option shall terminate after the passage of sixty (60) days from the date of termination of his employment or severance of service, but in no event later than on their specified expiration dates. Employment or service shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such Participant 's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or its subsidiaries to continue the employ of the Participant after the approved period of absence. Options granted under the Plan shall not be affected by any change of employment within or among the Company and its subsidiaries, so long as the Participant continues to be an employee or in the service of the Company or its subsidiaries. Nothing in the Plan shall be deemed to give any Participant of any Option the right to be retained in employment or other service by the Company or its subsidiaries for any period of time.

          Notwithstanding the above, if a Participant ceases to employed by the Company and all its subsidiaries for Misconduct, all outstanding Options granted to such Participant shall automatically expire at the commencement of the business as of the date of such termination.

          "Misconduct" shall mean, when used in connection with the termination of a Participant's employment, conduct, as determined by the Board of Directors, involving one or more of the following: (i) the substantial and continuing failure of the Participant to render services to the Company in accordance with the terms or requirements of his employment; (ii) a determination by two-thirds (2/3) of the members of the Board of Directors that the Participant has inadequately performed the requirements of his employment; (iii) disloyalty, gross negligence,

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dishonesty or breach of fiduciary duty to the Company; (iv) the commission of an act of embezzlement, fraud, disloyalty, dishonesty or deliberate disregard of the rules or policies of the Company which results in loss, damage or injury to the Company, whether directly or indirectly; (v) the unauthorized disclosure of any trade secret or confidential information of the Company; or (vi) the commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to break a contract with the Company in making such determination, the Board of Directors shall act fairly and in utmost good faith and shall give the Participant an opportunity to appear and to be heard at a hearing before the Board of Directors or any committee and present evidence on his behalf.

     8.   DEATH; DISABILITY.

          (A)  DEATH.

          If a Participant ceases to be employed by the Company and its subsidiaries by reason of his death, any Option of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the Option or one hundred eighty (180) days from the date of the Participant's death.

          (B)  DISABILITY.

          If a Participant ceases to be employed by the Company and its subsidiaries by reason of his disability, he shall have the right to exercise any Option held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the Option or one hundred eighty (180) days from the date of the termination of the Participant's employment or service due to disability. For the purposes of the Plan, the term "disability" shall mean permanent and total disability" as defined in Section 422(c)(6) of the Code or successor statute.

     9.   ASSIGNABILITY/TRANSFERS.

          (A)  ASSIGNABILITY.

          No Option shall be assignable or transferable by the Participant except by will or by the laws of descent and distribution, and during the lifetime of the Participant each Option shall be exercisable only by him.


          (B)  UPON DEATH.

          Upon the death of a Participant, outstanding Options granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Option, or the right to exercise any Option, shall be effective to bind the Company unless the Committee shall

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have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Options that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Option.

     10.  TERMS AND CONDITIONS OF OPTIONS.

     Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Paragraphs 5 through 9 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     11.  ADJUSTMENTS.

     Upon the occurrence of any of the following events, a Participant's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the grant agreement between the Participant and the Company relating to such Option:

          (A)  OPTIONS - STOCK DIVIDENDS AND STOCK SPLITS.

          Subject to any required action by the shareholders of the Company, if the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock or there shall be any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the exercise price per share to reflect such subdivision, combination or stock dividend.

          (B)  OPTIONS - CONSOLIDATIONS, MERGERS, SALE, DISSOLUTION OR
LIQUIDATION.

          Subject to any required action by the shareholders of the Company, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), dissolution or liquidation of the Company, the Committee shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting immediately prior to such event (whether or not then exercisable) on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) upon written notice to the Participants, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; (iii) terminate all Options in exchange for a cash

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payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof; or (iv) any combination of (i), (ii) and (iii).

          Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

          (C)  OPTIONS - RECAPITALIZATION OR REORGANIZATION.

          In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the new securities of equivalent value as he would have received if he had exercised his Option prior to such recapitalization or reorganization.

          (D)  ISSUANCE OF SECURITIES.

          Except as expressly provided herein, no issuance by the Company of shares or stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made to Options for dividends paid in cash or in property other than securities of the Company.

          (E)  ADJUSTMENTS.

          Upon the happening of any of the events described in subparagraphs
(a), (b) or (c) above, the class and aggregate number of shares set forth in Paragraph 4 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee shall determine the specific adjustments to be made under this Paragraph 11 and its determination shall be conclusive.

          If any person or entity owning restricted Common Stock obtained by exercise of an Option made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs (a), (b) or
(c) above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee.

     12.  MEANS OF EXERCISING OPTIONS.

          (A)  NOTICE AND PAYMENT OF EXERCISE PRICE

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          An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office to the attention of its Secretary. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, shall be signed by the Participant and shall be accompanied by the grant agreement(s) evidencing the Option. Such written request shall be accompanied by full payment of the purchase price therefore either (a) in United States dollars in cash or by certified check, bank cashier's check or wire transfer; (b) subject to the approval of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option; (c) subject to the approval of the Committee, by delivery of the Participant's personal recourse note bearing interest payable not less than annually at no less than one hundred percent (100%) of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) subject to the approval of the Committee, pursuant to procedures adopted by the Committee whereby the Participant, by a properly written notice, directs (x) an immediate market sale or margin loan respecting all or a part of the share of Common Stock to which the Participant is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the exercise price, (y) the delivery of the shares of Common Stock from the Company directly to the brokerage firm, and (z) the delivery of the exercise price form the sale or margin loan proceeds from the brokerage directly to the Company; or (e) subject to the approval of the Committee, by any combination of (a), (b), (c) and (d) above or such other method as the Committee may approve from time to time.

          Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

          (B)  CERTIFICATES

          Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his or her beneficiary, as the case may be, and delivered to the Participant or his or her beneficiary, as the case may be, as soon as practicable following the date on which the Option is exercised.

          (C)  FRACTIONAL SHARES

          No fractional shares shall be issued under the Plan and the Participant shall receive from the Company cash in lieu of such fractional shares.

     13.  TERM AND AMENDMENT OF PLAN.

          This Plan was amended and restated by the Board on January 5, 1998. The Plan shall expire at the end of the day on May 15, 2005 (except as to Options outstanding on that date).

          The Board may at any time, or from time to time, suspend or terminate the Plan in whole or in part, or amend it in such respects as the Board may deem appropriate. No amendment, suspension or termination of the Plan shall, without the Participant's consent, alter or impair any of the rights or obligations under any Option granted to an Participant under the Plan.

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

The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Options meeting the requirements of future amendments or issued regulations, if any, to the Code or to the Exchange Act. If the Plan becomes qualified under Section 16b-3 of the Exchange Act, an amendment would require shareholder approval under such Rule 16b-3 to retain the Plan's qualification, then such amendment shall be presented to shareholders for ratification, provided however, that the failure to obtain shareholder ratification shall not affect the validity of the Plan if so amended and the Options granted hereunder. In addition, if the rules of NASDAQ or such other exchange on which the securities of the Company are traded would require shareholder approval of any amendment to the Plan, the amendment shall be presented to shareholders for ratification.

     14.  EXPENSES/APPLICATION OF FUNDS.

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

     15.  GOVERNMENTAL REGULATION.

     The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of NASDAQ and any other securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements, and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority, and the requirements of NASDAQ and any other securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain a refund of any amount paid with respect thereto.

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

     All Common Stock issued pursuant to the terms of the Plan shall constitute "restricted securities," as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance with the registration requirements of the Securities Act or an exemption therefrom.

     Certificates for shares of Common Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE STATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICATE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

     16.  WITHHOLDING OF ADDITIONAL INCOME TAXES.

          (A)         CASH REMITTANCE.

          Whenever shares of Common Stock are to be issued upon the exercise of an Option, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state, and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares.

          (B)  STOCK REMITTANCE.

          Subject to Paragraph 16(c) hereof, at the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option, in lieu of the remittance required by Paragraph 16(a) hereof, the Participant may tender to the Company a number of shares of Common Stock determined by such Participant, the fair market value of which at the tender date the Committee determines to be sufficient to satisfy the minimum federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

          (C)  STOCK WITHHOLDING.

          The Company shall have the right, when shares of Common Stock are to be issued upon the exercise of an Option, in lieu of requiring the remittance required by Paragraph 16(a) hereof, to withhold a number of such shares, the fair market value of which at the exercise date the

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Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and is not greater than the Participant's estimated total, federal, state and local tax obligations associated with such exercise, occurrence or grant.

     17.  RIGHTS UNDER THE PLAN.

          (A)  NO RIGHTS AS A STOCKHOLDER.

          No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Option granted pursuant to the Plan until the date the person becomes the owner of record with respect to
such shares.   Except as otherwise expressly provided in Paragraph 11 hereof, no adjustment to any Option shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

          (B)  NO SPECIAL EMPLOYMENT RIGHTS.

          Nothing contained in the Plan or any grant agreement shall confer upon any Participant any right with respect to the continuation of his or her employment by or service with the Company or any subsidiary of the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Option.

          (C)  NO RIGHTS TO OPTIONS.

          No person shall have any claim or right to receive an Option hereunder. The Committee's granting of an Option to a Participant at any time shall neither require the Committee to grant an Option to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

          (D)  NO OBLIGATION TO EXERCISE.

          The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

     18.  FAILURE TO COMPLY.

     In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or beneficiary) evidencing an Option, unless such failure is remedied by such Participant (or beneficiary) within ten (10) days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Option, in whole or in part, as the Committee, in its absolute discretion may determine.

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

     19.  GOVERNING LAW; CONSTRUCTION.

The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the State of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest maybe organized. In construing this Plan, the singular shall include the plural, and the masculine gender shall include the feminine and neuter, unless the context otherwise required.

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